SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



	(Name of Registrant as Specified In Its Charter)

THE INEFFICIENT-MARKET FUND INC.


	(Name of Person(s) Filing Proxy Statement)
Nancy Le Donne

Payment of Filing Fee (Check the appropriate box):

[X]$125 per Exchange Act Rules 0-11 (c) (1)(ii), 14a-6 (i)(1), or 14a-6(j)(2)
or the 1940 Act Rule 20a-1.
[   ]$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[   ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:


2)	Aggregate number of securities to which transaction applies:


3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:




4)	Proposed maximum aggregate value of transaction:



Set forth the amount on which the filing fee is calculated and state how it was determined.



[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:


2)	Form, Schedule or Registration Statement No.:


3)	Filing Party:


4)	Date Filed:



sorrenti\proxy




                        THE INEFFICIENT-MARKET FUND, INC.
                               388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                           To Be Held on June 18, 1996


To the Stockholders of The Inefficient-Market Fund, Inc.:

     The Annual Meeting of Stockholders of THE INEFFICIENT-MARKET FUND, INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, 26th Floor, New York, New York 10013, on June 18, 1996 at 11:00 a.m. (New York time) for the following purposes:

     1. To elect to the Board one class of directors consisting of three directors;

     2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the Fund; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on May 3, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.


                                           By Order of the Board of Directors



                                           Christina T. Sydor, Secretary

New York, New York
May 22, 1996

                                   ----------

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        THE INEFFICIENT-MARKET FUND, INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                      FORTHE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 1996

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Inefficient-Market Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's offices at 388 Greenwich Street, 26th Floor, New York, New York 10013, on June 18, 1996 at 11:00 a.m. (New York time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; Travelers Investment Management Company ("TIMCO"), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney is located at 388 Greenwich Street, New York, New York, 10013; TIMCO is located at One Tower Square, Hartford, CT 06183; and First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1995 has previously been furnished to shareholders of the Fund. This proxy statement is first being mailed to shareholders on or about May 22, 1996. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on May 3, 1996 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on May 3, 1996, the Fund had outstanding 4,384,000 shares of Common Stock, par value $.001 per share, the only authorized class of stock. As of May 3, 1996 the following single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board of Directors of the Fund, held in accounts, but did not beneficially own 5% or more of the Fund's outstanding shares: Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274 (4,228,092 shares -- 96.44%).

     The principal executive offices of the Fund are located at 388 Greenwich Street, New York, New York 10013.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund is classified into three classes. The directors serving in Class III have terms expiring at the Annual Meeting; each Class III director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the 1999 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

     The Board of Directors of the Fund knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the directors is set forth below. All of the nominees are currently directors of the Fund. Mr. Foley and Mr. Toolan have served in such capacity since the Fund commenced operations. Mr. McLendon became a director in 1995. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with Smith Barney and considered an "interested person" as defined in the "1940 Act" are indicated by an asterisk(*)

                   Persons Nominated for Election as Directors

                                                                Number and
                                                            Percentage of Fund
                              Principal Occupations         Shares Beneficially
                             During Past Five Years,               Owned
Name                      Other Directorships, and Age          May 10, 1996
- ----                      ----------------------------      -------------------
CLASS III DIRECTORS

Donald R. Foley          Retired; Director of ten                  None
 Director since 1989     investment companies associated
                         with Smith Barney. Formerly
                         Vice President of Edwin Bird
                         Wilson, Incorporated
                         (advertising); 73.

John P. Toolan           Retired; Director of ten                 2,000
 Director since 1989     investment companies associated      (less than 1%)
                         with Smith Barney. Formerly,
                         Director and Chairman of Smith
                         Barney Trust Company, Director
                         of Smith Barney, and Smith
                         Barney Mutual Funds Management
                         Inc. ("SBMFM"). Prior to 1992,
                         Senior Executive Vice
                         President, Director and Member
                         of the Executive Committee of
                         Smith Barney and formerly
                         President of Loeb Rhodes,
                         Hornblower & Co. and
                         predecessor securities firms;
                         65.

Heath B. McLendon*       Managing Director of Smith               2,200
 Director since 1995     Barney; Chairman of forty-one        (less than 1%)
                         investment companies associated
                         with Smith Barney; Chairman of
                         SBMFM; Chairman of the Board of
                         Smith Barney Strategy Advisers
                         Inc.; Director of Travelers
                         Investment Management Company
                         ("TIMCO"), the Fund's
                         investment adviser; prior to
                         July 1993, Senior Executive
                         Vice President of Shearson
                         Lehman Brothers; Vice Chairman
                         of Shearson Asset Management;
                         62.

     The remainder of the Board constitutes the Class I and Class II directors, none of whom will stand for election at the Meeting, as their terms will expire in 1997 and 1998, respectively.

                                                                Number and
                                                            Percentage of Fund
                              Principal Occupations         Shares Beneficially
                             During Past Five Years,               Owned
Name                      Other Directorships, and Age          May 10, 1996
- ----                      ----------------------------      -------------------
CLASS I DIRECTORS

Joseph H. Fleiss          Retired; Director of ten               2,000(a)
 Director since 1989      investment companies associated     (less than 1%)
                          with Smith Barney. Formerly
                          Senior Vice President of
                          Citibank, Manager of Citibank's
                          Bond Investment Portfolio and
                          Money Desk, and a Director of
                          Citicorp Securities Co., Inc.;
                          78.

C. Richard Youngdahl      Retired; Director of ten               10,315
 Director since 1989      investment companies associated     (less than 1%)
                          with Smith Barney. Formerly
                          Chairman of the Board of
                          Pensions Lutheran Church in
                          America, Chairman of the Board
                          and Chief Executive Officer of
                          Aubrey G. Lanston & Co.
                          (dealers in U. S. Government
                          Securities) and President of
                          the Association of Primary
                          Dealers in U.S. Government
                          Securities; 80.

Paul Hardin               Professor of Law at the                  None
 Director since 1994      University of North Carolina at
                          Chapel Hill; Director of twelve
                          investment companies associated
                          with Smith Barney; Director of
                          The Summit Bancorporation.
                          Formerly, Chancellor of the
                          University of North Carolina at
                          Chapel Hill; 64.

Jessica Bibliowicz*       Executive Vice President of              None
 Director since 1995      Smith Barney; Director of
                          twelve investment companies
                          associated with Smith Barney,
                          President of thirty-nine
                          investment companies associated
                          with Smith Barney; President
                          and Chief Executive Officer of
                          SBMFM. Prior to January 1994,
                          Director of Sales and Marketing
                          for Prudential Mutual Funds;
                          prior to September 1991,
                          Director, Salomon Brothers
                          Inc.; 36.

CLASS II DIRECTORS

Francis P. Martin         Practicing physician; Director           None
 Director since 1989      of ten investment companies
                          associated with Smith Barney.
                          Formerly President of the
                          Nassau Physicians' Fund; 71.

Roderick C. Rasmussen     Investment Counselor; Director           None
 Director since 1989      of ten investment companies
                          associated with Smith Barney.
                          Formerly Vice President of
                          Dresdner and Company Inc.
                          (investment counselors); 69.

Bruce D. Sargent*         Managing Director of Smith              729(a)
 Director since 1991      Barney, and Vice President and      (less than 1%)
                          Director of SBMFM, Smith Barney
                          Funds, Inc., and Smith Barney
                          World Funds, Inc.; 52.

(a)  Represents shares owned by members of this director's family.

     As of May 10, 1996 all directors and officers as a group (17 persons) beneficially owned less than 1% of the shares outstanding of the Fund.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the Investment Company Act of 1940 each requires the Fund's officers and directors, persons who beneficially own more than ten percent of a registered class of the Fund's equity securities and certain other entities to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, except for a late filing of a Statement of Changes in Beneficial Ownership for Travelers Group Inc. and of an Initial Statement of Beneficial Ownership of Securities for Paul Hardin, the Fund believes that, during fiscal year 1995, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or Smith Barney (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors. The audit committee met once during the fiscal year ended December 31, 1995. Six meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. No director attended less than 75% of these meetings.

     The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year. Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $21,991 were paid to such directors by the Fund during the fiscal year ended December 31, 1995. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $40,000 per annum plus $100 per fund or portfolio for each day of Board meetings attended. The annual retainer fee is allocated among the funds based on the relative net assets of each individual fund or portfolio. The Board meeting fees and out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney or by TIMCO.

     The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year.

                               Compensation Table

                                                                 TotalCompensation        Number of
                        Aggregate      Pension or Retirement      from Fund and        Funds for Which
                       Compensation  Benefits Accrued as part      Fund Complex        Director Serves
    Name of Person      from Fund        of Fund Expenses        Paid to Directors   Within Fund Complex
    ---------------     ---------        ----------------        -----------------   -------------------
Jessica Bibliowicz*        $  0                $ 0                    $     0                 12
Joseph H. Fleiss            362                  0                     53,300                 10
Donald R. Foley             462                  0                     56,100                 10
Paul Hardin                 362                  0                     68,200                 12
Heath B. McLendon*            0                  0                          0                 41
Francis P. Martin           462                  0                     56,100                 10
Roderick C. Rasmussen       462                  0                     56,100                 10
Bruce D. Sargent*             0                  0                          0                  3
John P. Toolan              462                  0                     56,100                 10
C. Richard Youngdahl        362                  0                     53,300                 10


     The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:


                     Offices and Positions      Period       Principal Occupations During
Name                    Held with Fund       Offices Held      Past Five Years and Age
- ----                    --------------       ------------      -----------------------
Heath McLendon          Chairman and         1995 to date    (see table of directors above)
                        Chief Executive
                        Officer

Jessica Bibliowicz      President            1995 to date    (see table of directors above)

Lewis E. Daidone        Senior Vice          1990 to date    Managing Director of Smith
                        President and                        Barney; Director and Senior
                        Treasurer                            Vice President of SBMFM; and
                                                             Senior Vice President and
                                                             Treasurer of the other
                                                             investment companies associated
                                                             with Smith Barney; 38.

Kent A. Kelley         Vice President        1995 to date    Chief Executive Officer and
                                                             Director of TIMCO; 45.

Sandip A. Bhagat       Vice President        1995 to date    President and Director of
                                                             TIMCO; 36.

Christina T. Sydor     Secretary             1989 to date    Managing Director of Smith
                                                             Barney; General Counsel and
                                                             Secretary of SBMFM and
                                                             Secretary of the other
                                                             investment companies associated
                                                             with Smith Barney; 45.

Thomas M. Reynolds     Controller and        1991 to date    Director of Smith Barney in the
                       Assistant                             Asset Management Division; and
                       Secretary                             Controller and Assistant
                                                             Secretary of certain other
                                                             investment companies associated
                                                             with Smith Barney. Prior to
                                                             September 1991, Assistant
                                                             Treasurer of Aquila Management
                                                             Corporation and its associated
                                                             investment companies; 36.

     The Board of Directors recommends that you vote "FOR" the nominees.

                                 PROPOSAL NO. 2.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending December 31, 1996 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, Smith Barney, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of shares present and voting at the meeting is required to ratify the selection of KPMG. The Board of Directors recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of the Fund must be received by February 4, 1997 to be included in the proxy statement and the form of proxy relating to that meeting.

                                  OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                           By Order of the Board of Directors,

                                           Christina T. Sydor
                                           Secretary

May 22, 1996